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                                                     Exhibit 24.1

                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of American Freightways Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints either of Tom Garrison and Frank Conner, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of the Corporation, to sign one or more Registration Statements on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to the issuance and sale of shares of common stock, $0.01 par value, of the Corporation to be issued or delivered in accordance with the American Freightways Corporation 1999 Chairman Stock Option Plan, the American Freightways Corporation 1999 Employee Stock Purchase Plan and the American Freightways Amended and Restated 1993 Stock Option Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of May, 1999.

                              Signed:/s/ F. S. Garrison
                                   ----------------------------
                              Name:     F. S. GARRISON

                              Signed:/s/ Frank Conner
                                   ----------------------------
                              Name:     FRANK CONNER

                              Signed:/s/ Tom Garrison
                                   ----------------------------
                              Name:     TOM GARRISON

                              Signed:/s/ Will Garrison
                                   ----------------------------
                              Name:     WILL GARRISON

                              Signed:/s/ John Paul Hammerschmidt
                                   ----------------------------
                              Name:     JOHN PAUL HAMMERSCHMIDT

                              Signed:/s/ T. J. Jones
                                   ----------------------------
                              Name:     T. J. JONES

                              Signed:/s/ Ken Reeves
                                   ----------------------------
                              Name:     KEN REEVES

                              Signed:   /s/ William Stiritz
                                   ----------------------------
                              Name:     WILLIAM STIRITZ

                              Signed:   /s/ Doyle Z. Williams
                                   ----------------------------
                              Name:     DOYLE Z. WILLIAMS